UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09333
Oppenheimer Main Street Small Cap Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: June 30
Date of reporting period: 06/30/2010

Item 1. Reports to Stockholders.

June 30, 2010

Oppenheimer

Main Street Small Cap Fund®

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

Market Recap and Outlook

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

June 30, 2010 MANAGEMENT COMMENTARY Market Recap and Outlook ANNUALREPORT ListingofTopHoldings Fund Performance Discussion Listing of Investments Financial Statements In the Barron’s/Lipper Best Mutual-Fund Families survey, based on 2009 performance, OppenheimerFunds was ranked 7 out of 61 mutual fund families.Source: “Best Mutual-Fund Families,” Barron’s, February 1, 2010. See page 2 for specific information on the methodology used to determine the rankings in the Barron’s/Lipper Best Mutual-Fund Families survey. Past performance does not guarantee future results.

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings
Tractor Supply Co.	1.2%
BE Aerospace, Inc.	1.1
Holly Corp.	1.1
TIBCO Software, Inc.	1.0
Old Dominion Freight Line, Inc.	1.0
Blue Coat Systems, Inc.	1.0
Health Management Associates, Inc., Cl. A	0.9
Phillips/Van Heusen Corp.	0.9
Bally Technologies, Inc.	0.9
Mid-America Apartment Communities, Inc.	0.8
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets. For more current Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Ten Common Stock Industries
Real Estate Investment Trusts	5.7%
Insurance	5.2
Health Care Providers & Services	5.0
Software	4.5
Specialty Retail	4.3
Health Care Equipment & Supplies	4.0
Semiconductors & Semiconductor Equipment	3.7
IT Services	3.3
Commercial Banks	3.2
Hotels, Restaurants & Leisure	3.1
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
6 | OPPENHEIMER MAIN STREET SMALL CAP FUND

Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of common stocks.
7 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended June 30, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. Although the Fund gave back a portion of the reporting period’s earlier gains in the May/June market correction, generally sector-neutral allocations enabled us to focus on adding value through a combination of quantitative and fundamental research into high-quality small-cap companies.
     The Fund began the reporting period with an emphasis on companies that appeared poised to benefit from the economic recovery, namely those in relatively economically-sensitive market segments. Indeed, these areas contained some of the reporting period’s top individual performers. Industrial company Gardner Denver, Inc., which manufactures pumps, valves and compressors, fared well when manufacturing activity intensified. Chemicals and aerospace materials producer Cytec Industries, Inc. achieved sales and earnings gains stemming from the economic recovery and solid execution of its business plan. Aircraft interiors supplier BE Aerospace, Inc. also posted gains as investors looked forward to the use of its products in the upcoming Boeing 787 aircraft.
     As is to be expected in a turbulent investment climate, the Fund also held a number of disappointments. Among them was technology company Synaptics, Inc., which makes touch-sensitive input devices for computers and electronics. Synaptics’ stock price suffered when the company’s components were not part of Apple, Inc.’s popular iPhone and iPad devices. In addition, we had adopted a relatively conservative investment posture in the information technology sector, favoring service-oriented companies over semiconductor manufacturers at a time when the latter industry fared better. A conservative stance also dampened the relative performance in the consumer discretionary sector, where the Fund did not participate fully in gains posted by automobile components manufacturers, Internet retailers and other cyclical businesses. Instead, we focused on hotels and restaurants, which lagged sector averages.
     Finally, during the second half of the reporting period we established a number of positions in small-cap companies that we regard as “opportunistic” investments with shorter time horizons than the Fund’s core investments. These include mortgage insurance providers Radian Group, Inc. and MGIC Investment Corp., both of which recapitalized their balance sheets and appear poised to prosper as real estate markets stabilize. Similarly, luxury hotel manager Strategic Hotels & Resorts, Inc. has deleveraged and repaired its balance sheet, positioning it for higher quality growth.
     In our judgment, investments such as these in quality companies that offer either sustainable competitive advantages, superior operations or catalysts for shorter-term
8 | OPPENHEIMER MAIN STREET SMALL CAP FUND

gains position the Fund well for an investment environment that we believe will become increasingly selective. We believe that finding such stocks in the small-cap market is why Oppenheimer Main Street Small Cap Fund is part of The Right Way to Invest.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until June 30, 2010. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Russell 2000 Index and the Lipper Small Cap Core Fund Index. The Russell 2000 Index is an unmanaged index of small-capitalization stocks. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Lipper Small Cap Core Fund Index is an unmanaged index that includes the 30 largest mutual funds within the investment category as defined by Lipper Inc. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
9 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER MAIN STREET SMALL CAP FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. See page 15 for further information.
11 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER MAIN STREET SMALL CAP FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. See page 15 for further information.
13 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. See page 15 for further information.
14 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the potential impact of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 8/2/99. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
15 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16 | OPPENHEIMER MAIN STREET SMALL CAP FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Class A	$1,000.00	$984.30	$6.27
Class B	1,000.00	980.70	10.27
Class C	1,000.00	980.80	10.02
Class N	1,000.00	983.30	7.40
Class Y	1,000.00	986.80	4.05

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.50	6.38
Class B	1,000.00	1,014.48	10.44
Class C	1,000.00	1,014.73	10.19
Class N	1,000.00	1,017.36	7.53
Class Y	1,000.00	1,020.73	4.12
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.27%
Class B	2.08
Class C	2.03
Class N	1.50
Class Y	0.82
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
17 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS June 30, 2010

	Shares	Value

Common Stocks—98.2%
Consumer Discretionary—14.7%
Auto Components—0.5%
Cooper Tire & Rubber Co.	203,620	$3,970,590
Dana Holding Corp.[1]	1,248,200	12,482,000
Standard Motor Products, Inc.	137,260	1,107,688

		17,560,278

Diversified Consumer Services—1.5%
Bridgepoint Education, Inc.[1]	116,800	1,846,608
Capella Education Co.[1]	302,380	24,598,613
Career Education Corp.[1]	113,340	2,609,087
Corinthian Colleges, Inc.[1]	258,610	2,547,309
CPI Corp.	31,700	710,714
Education Management Corp.[1]	721,818	11,007,725
Hillenbrand, Inc.	79,000	1,689,810
Lincoln Educational Services Corp.[1]	97,680	2,011,231
Pre-Paid Legal Services, Inc.[1]	74,528	3,390,279

		50,411,376

Hotels, Restaurants & Leisure—3.1%
AFC Enterprises, Inc.[1]	144,000	1,310,400
Ambassadors Group, Inc.	138,412	1,562,671
Ameristar Casinos, Inc.	559,281	8,422,772
Bally Technologies, Inc.[1]	954,510	30,916,579
Biglari Holdings, Inc.[1]	3,100	889,390
Bob Evans Farms, Inc.	31,200	768,144
Brinker International, Inc.	142,450	2,059,827
Carrols Restaurant Group, Inc.[1]	132,710	606,485
CEC Entertainment, Inc.[1]	217,450	7,667,287
Cheesecake Factory, Inc. (The)[1]	103,590	2,305,913
Chipotle Mexican Grill, Inc., Cl. A1	78,940	10,799,781
International Speedway Corp., Cl. A	32,730	843,125
Jack in the Box, Inc.[1]	1,081,373	21,032,705
P.F. Chang’s China Bistro, Inc.	111,880	4,436,042
Papa John’s International, Inc.[1]	257,731	5,958,741
Ruby Tuesday, Inc.[1]	177,100	1,505,350
Speedway Motorsports, Inc.	152,954	2,074,056

		103,159,268

Household Durables—0.5%
American Greetings Corp., Cl. A	132,210	2,480,260
Blyth, Inc.	122,934	4,188,361
CSS Industries, Inc.	48,590	801,735
Helen of Troy Ltd.[1]	84,320	1,860,099
Kid Brands, Inc.[1]	171,090	1,202,763
La-Z-Boy, Inc.[1]	218,380	1,622,563
National Presto Industries, Inc.	62,255	5,780,999

		17,936,780

Leisure Equipment & Products—0.9%
JAKKS Pacific, Inc.[1]	129,800	1,866,524
Polaris Industries, Inc.	67,065	3,663,090
Pool Corp.	830,970	18,214,862
Smith & Wesson Holding Corp.[1]	172,220	704,380
Sport Supply Group, Inc.	99,580	1,340,347
Sturm, Ruger & Co., Inc.	332,250	4,761,143

		30,550,346

Media—1.2%
Entercom Communications Corp.[1]	114,950	1,013,859
Gannett Co., Inc.	170,950	2,300,987
Harte-Hanks, Inc.	260,392	2,721,096
18 | OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value

Media Continued
Imax Corp.[1]	901,280	$13,158,688
Journal Communications, Inc.[1]	224,380	890,789
Lee Enterprises, Inc.[1]	584,680	1,502,628
National CineMedia, Inc.	93,810	1,562,875
New York Times Co. (The), Cl. A1	199,400	1,724,810
Scholastic Corp.	175,000	4,221,000
Sinclair Broadcast Group, Inc., Cl. A1	616,497	3,594,178
Valassis Communications, Inc.[1]	51,100	1,620,892
Wiley (John) & Sons, Inc., Cl. A	104,540	4,042,562

		38,354,364

Multiline Retail—0.4%
Big Lots, Inc.[1]	207,441	6,656,782
Dillard’s, Inc., Cl. A	101,200	2,175,800
Tuesday Morning Corp.[1]	625,100	2,494,149

		11,326,731

Specialty Retail—4.3%
Aeropostale, Inc.[1]	280,610	8,036,670
AnnTaylor Stores Corp.[1]	37,600	611,752
Big 5 Sporting Goods Corp.	45,675	600,170
Books-A-Million, Inc.	98,980	595,860
Brown Shoe Co., Inc.	106,200	1,612,116
Buckle, Inc. (The)	25,800	836,436
Cabela’s, Inc.[1]	240,081	3,394,745
Cato Corp., Cl. A	365,594	8,050,380
Children’s Place Retail Stores, Inc.[1]	611,190	26,904,584
Collective Brands, Inc.[1]	87,200	1,377,760
Dress Barn, Inc. (The)[1]	209,940	4,998,671
DSW, Inc., Cl. A1	106,900	2,400,974
Finish Line, Inc. (The), Cl. A	383,640	5,344,105
Gymboree Corp.[1]	158,500	6,769,535
Jo-Ann Stores, Inc.[1]	157,430	5,905,199
Jos. A. Banks Clothiers, Inc.[1]	70,806	3,822,816
Kirkland’s, Inc.[1]	400,142	6,752,396
RadioShack Corp.	29,192	569,536
Rent-A-Center, Inc.[1]	372,690	7,550,699
Select Comfort Corp.[1]	93,400	817,250
Signet Jewelers Ltd.[1]	117,084	3,219,810
Stage Stores, Inc.	459,468	4,907,118
Tractor Supply Co.	653,220	39,826,823

		144,905,405

Textiles, Apparel & Luxury Goods—2.3%
Carter’s, Inc.[1]	215,811	5,665,039
Deckers Outdoor Corp.[1]	39,830	5,690,512
Fossil, Inc.[1]	442,993	15,371,857
Jones Apparel Group, Inc.	90,500	1,434,425
Perry Ellis International, Inc.[1]	146,684	2,963,017
Phillips/Van Heusen Corp.	687,717	31,820,666
Steven Madden Ltd.[1]	46,014	1,450,361
Timberland Co., Cl. A1	333,524	5,386,413
UniFirst Corp.	78,426	3,452,313
Warnaco Group, Inc. (The)[1]	134,500	4,860,830

		78,095,433

Consumer Staples—2.7%
Beverages—0.1%
Cott Corp.[1]	441,420	2,569,064
Food & Staples Retailing—0.1%
Andersons, Inc. (The)	27,400	892,966
Nash Finch Co.	46,550	1,590,148

		2,483,114

Food Products—1.9%
Cal-Maine Foods, Inc.	92,076	2,939,987
Darling International, Inc.[1]	470,602	3,534,221
19 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Food Products Continued
Del Monte Foods Co.	196,200	$2,823,318
Flowers Foods, Inc.	1,007,781	24,620,090
Fresh Del Monte Produce, Inc.[1]	85,522	1,730,965
Lancaster Colony Corp.	68,785	3,670,368
Overhill Farms, Inc.[1]	159,230	937,865
Sanderson Farms, Inc.	59,700	3,029,178
TreeHouse Foods, Inc.[1]	457,630	20,895,386

		64,181,378

Household Products—0.1%
Central Garden & Pet Co., Cl. A1	511,396	4,587,222
Personal Products—0.3%
China Sky One Medical, Inc.[1]	62,900	706,996
Herbalife Ltd.	172,378	7,938,007
Prestige Brands Holdings, Inc.[1]	400,753	2,837,331

		11,482,334

Tobacco—0.2%
Alliance One International, Inc.[1]	399,080	1,420,725
Universal Corp.	98,339	3,902,092

		5,322,817

Energy—4.3%
Energy Equipment & Services—1.3%
Acergy SA, Sponsored ADR	497,860	7,363,349
Bolt Technology Corp.[1]	90,649	793,179
Cal Dive International, Inc.[1]	503,472	2,945,311
Compagnie Generale de Geophysique-Veritas, Sponsored ADR[1]	183,200	3,259,128
Complete Production Services, Inc.[1]	283,130	4,048,759
Gulfmark Offshore, Inc., Cl. A1	106,180	2,781,916
Matrix Service Co.[1]	216,081	2,011,714
Oil States International, Inc.[1]	206,103	8,157,557
Rowan Cos., Inc.[1]	67,950	1,490,823
T-3 Energy Services, Inc.[1]	140,666	3,924,581
Tetra Technologies, Inc.[1]	235,400	2,137,432
TGC Industries, Inc.[1]	221,960	672,539
Tidewater, Inc.	11,795	456,702
Unit Corp.[1]	67,800	2,752,002

		42,794,992

Oil, Gas & Consumable Fuels—3.0%
Bill Barrett Corp.[1]	66,100	2,033,897
Callon Petroleum Co.[1]	162,600	1,024,380
China Integrated Energy, Inc.[1]	133,010	1,103,983
China North East Petroleum Holdings Ltd.[1]	325,100	1,530,246
Cloud Peak Energy, Inc.[1]	235,150	3,118,089
Contango Oil & Gas Co.[1]	35,400	1,584,150
CVR Energy, Inc.[1]	474,225	3,566,172
Dominion Resources Black Warrior Trust	67,460	756,227
Gran Tierra Energy, Inc.[1]	160,400	795,584
Gulfport Energy Corp.[1]	243,050	2,882,573
Holly Corp.	1,379,487	36,666,764
MarkWest Energy Partners LP	635,175	20,782,926
PAA Natural Gas Storage LP1	478,000	11,390,740
Pengrowth Energy Trust	192,490	1,763,208
PetroQuest Energy, Inc.[1]	154,600	1,045,096
PrimeEnergy Corp.[1]	25,422	501,830
Provident Energy Trust	156,790	1,077,147
20 | OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value

Oil, Gas & Consumable Fuels Continued
Ship Finance International Ltd.	73,110	$1,307,207
SM Energy Co.	7,300	293,168
Stone Energy Corp.[1]	63,350	706,986
Teekay Offshore Partners LP	75,500	1,657,225
Teekay Tankers Ltd., Cl. A	310,430	3,455,086
VAALCO Energy, Inc.	284,300	1,592,080
W&T Offshore, Inc.	191,900	1,815,374
World Fuel Services Corp.	21,064	546,400

		102,996,538

Financials—20.3%
Capital Markets—2.4%
American Capital Ltd.[1]	690,150	3,326,523
BGC Partners, Inc., Cl. A	377,181	1,927,395
Calamos Asset Management, Inc., Cl. A	68,000	631,040
Fifth Street Finance Corp.	960,230	10,591,337
Gladstone Investment Corp.	204,320	1,191,186
Investment Technology Group, Inc.[1]	87,780	1,409,747
Knight Capital Group, Inc., Cl. A1	1,033,630	14,253,758
LaBranche & Co., Inc.[1]	368,900	1,578,892
MF Global Holdings Ltd.[1]	2,578,523	14,723,366
optionsXpress Holdings, Inc.[1]	886,860	13,959,176
Rodman & Renshaw Capital Group, Inc.[1]	511,820	1,463,805
Stifel Financial Corp.[1]	254,900	11,060,111
Triangle Capital Corp.	80,720	1,147,838
W.P. Carey & Co. LLC	101,609	2,808,473

		80,072,647

Commercial Banks—3.2%
Alliance Financial Corp.	38,780	1,078,084
Banco Latinoamericano de Exportaciones SA, Cl. E	304,500	3,803,205
Banco Macro SA, ADR	147,720	4,350,354
Bancolombia SA, Sponsored ADR	97,090	4,867,122
BBVA Banco Frances SA, ADR	149,927	947,539
CapitalSource, Inc.	1,914,690	9,113,924
Century Bancorp, Inc., Cl. A	43,690	962,928
City Holding Co.	58,100	1,619,828
First Midwest Bancorp, Inc.	880,460	10,706,394
FirstMerit Corp.	515,790	8,835,483
Hancock Holding Co.	454,420	15,159,451
IBERIABANK Corp.	375,581	19,334,910
International Bancshares Corp.	228,102	3,807,022
National Bankshares, Inc.	33,698	816,503
Northrim BanCorp, Inc.	61,850	957,438
Synovus Financial Corp.	4,610,500	11,710,670
Westamerica Bancorporation	189,890	9,973,023

		108,043,878

Consumer Finance—1.2%
Advance America Cash Advance Centers, Inc.	730,465	3,016,820
Cash America International, Inc.	228,935	7,845,602
Credit Acceptance Corp.[1]	40,800	1,989,816
EZCORP, Inc., Cl. A1	417,551	7,745,571
First Cash Financial Services, Inc.[1]	291,582	6,356,488
Nelnet, Inc., Cl. A	322,582	6,219,381
Student Loan Corp. (The)	40,192	967,823
World Acceptance Corp.[1]	149,894	5,742,439

		39,883,940
21 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Diversified Financial Services—1.1%
Encore Capital Group, Inc.[1]	171,900	$3,542,859
Life Partners Holdings, Inc.	244,252	4,997,396
MSCI, Inc., Cl. A1	955,750	26,187,550
PHH Corp.[1]	162,000	3,084,480

		37,812,285

Insurance—5.2%
Allied World Assurance Holdings Ltd.	117,403	5,327,748
Alterra Capital Holdings Ltd.	166,550	3,127,809
American Equity Investment Life Holding Co.	343,800	3,548,016
American Physicians Capital, Inc.	131,417	4,054,214
American Physicians Service Group, Inc.	35,830	876,044
American Safety Insurance Holdings Ltd.[1]	65,350	1,027,302
Amerisafe, Inc.[1]	206,614	3,626,076
AmTrust Financial Services, Inc.	389,164	4,685,535
Argo Group International Holdings Ltd.	147,154	4,501,441
Aspen Insurance Holdings Ltd.	235,605	5,828,868
CNA Surety Corp.[1]	223,022	3,583,964
CNO Financial Group, Inc.[1]	1,065,850	5,275,958
EMC Insurance Group, Inc.	45,090	988,824
Employers Holdings, Inc.	179,540	2,644,624
Endurance Specialty Holdings Ltd.	196,652	7,380,350
Enstar Group Ltd.[1]	56,335	3,742,897
FBL Financial Group, Inc., Cl. A	154,130	3,236,730
First Mercury Financial Corp.	211,254	2,235,067
Flagstone Reinsurance Holdings SA	347,640	3,761,465
FPIC Insurance Group, Inc.[1]	121,489	3,116,193
Greenlight Capital Re Ltd., Cl. A1	210,500	5,302,495
Hanover Insurance Group, Inc.	501,402	21,810,987
Harleysville Group, Inc.	82,894	2,572,201
Horace Mann Educators Corp.	267,691	4,095,672
Infinity Property & Casualty Corp.	136,049	6,282,743
Meadowbrook Insurance Group, Inc.	241,600	2,085,008
Mercer Insurance Group, Inc.	54,600	923,832
Mercury General Corp.	87,400	3,621,856
Montpelier Re Holdings Ltd.	339,230	5,064,704
National Interstate Corp.	47,660	944,621
National Western Life Insurance Co., Cl. A	10,770	1,645,225
Navigators Group, Inc. (The)[1]	48,200	1,982,466
OneBeacon Insurance Group Ltd.	210,330	3,011,926
Platinum Underwriters Holdings Ltd.	203,040	7,368,322
ProAssurance Corp.[1]	144,466	8,199,890
RLI Corp.	17,000	892,670
Safety Insurance Group, Inc.	167,076	6,185,154
Selective Insurance Group, Inc.	69,400	1,031,284
StanCorp Financial Group, Inc.	152,229	6,171,364
Symetra Financial Corp.	217,500	2,610,000
Unitrin, Inc.	269,570	6,900,992
Validus Holdings Ltd.	92,978	2,270,523

		173,543,060
22 | OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value

Real Estate Investment Trusts—5.7%
Associated Estates Realty Corp.	158,190	$2,048,561
Brandywine Realty Trust	45,700	491,275
BRE Properties, Inc., Cl. A	21,500	793,995
CBL & Associates Properties, Inc.	359,240	4,468,946
Chatham Lodging Trust[1]	247,800	4,428,186
Digital Realty Trust, Inc.	444,130	25,617,418
Equity Lifestyle Properties, Inc.	64,620	3,116,623
Essex Property Trust, Inc.	19,700	1,921,538
Extra Space Storage, Inc.	162,900	2,264,310
Hatteras Financial Corp.	617,020	17,165,496
Home Properties of New York, Inc.	68,280	3,077,380
Hospitality Properties Trust	181,480	3,829,228
iStar Financial, Inc.[1]	1,703,600	7,598,056
LaSalle Hotel Properties	883,280	18,169,070
LTC Properties, Inc.	193,633	4,699,473
Mid-America Apartment Communities, Inc.	553,449	28,486,020
National Health Investors, Inc.	110,100	4,245,456
Pennsylvania Real Estate Investment Trust	224,600	2,744,612
Potlatch Corp.	18,340	655,288
PS Business Parks, Inc.	84,900	4,735,722
Saul Centers, Inc.	8,400	341,292
Starwood Property Trust, Inc.	492,990	8,356,181
Strategic Hotels & Resorts, Inc.[1]	2,238,800	9,828,332
Tanger Factory Outlet Centers, Inc.	546,930	22,631,963
Taubman Centers, Inc.	92,200	3,469,486
Walter Investment Management Corp.	336,280	5,498,178

		190,682,085

Real Estate Management & Development—0.2%
Altisource Portfolio Solutions SA1	163,965	4,056,494
Forestar Group, Inc.[1]	170,810	3,067,748

		7,124,242

Thrifts & Mortgage Finance—1.3%
BofI Holding, Inc.[1]	62,900	888,148
Federal Agricultural Mortgage Corp., Non-Vtg.	146,800	2,059,604
First Defiance Financial Corp.	123,650	1,105,431
First Niagara Financial Group, Inc.	766,150	9,599,860
MGIC Investment Corp.[1]	1,716,600	11,827,374
Northwest Bancshares, Inc.	826,340	9,478,120
Ocwen Financial Corp.[1]	78,000	794,820
Radian Group, Inc.	1,195,500	8,655,420

		44,408,777

Health Care—14.8%
Biotechnology—1.3%
Acorda Therapeutics, Inc.[1]	277,790	8,642,047
Cubist Pharmaceuticals, Inc.[1]	283,640	5,842,984
Emergent Biosolutions, Inc.[1]	56,400	921,576
Indevus Pharmaceuticals, Inc.[1]	14,100	141
Martek Biosciences Corp.[1]	321,272	7,617,359
PDL BioPharma, Inc.	839,840	4,719,901
Savient Pharmaceuticals, Inc.[1]	1,189,200	14,983,920
Sinovac Biotech Ltd.[1]	204,230	945,585
Vanda Pharmaceuticals, Inc.[1]	102,300	676,203

		44,349,716
23 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care Equipment & Supplies—4.0%
American Medical Systems Holdings, Inc.[1]	194,790	$4,308,755
Atrion Corp.	17,706	2,391,195
Dexcom, Inc.[1]	473,453	5,473,117
Greatbatch, Inc.[1]	524,849	11,709,381
Hill-Rom Holdings, Inc.	100,298	3,052,068
Immucor, Inc.[1]	8,800	167,640
Integra LifeSciences Holdings[1]	420,178	15,546,586
Invacare Corp.	250,795	5,201,488
Kensey Nash Corp.[1]	145,545	3,450,872
Kinetic Concepts, Inc.[1]	168,790	6,162,523
Merit Medical Systems, Inc.[1]	437,310	7,027,572
Natus Medical, Inc.[1]	487,729	7,945,105
NuVasive, Inc.[1]	262,210	9,297,967
Orthofix International NV1	327,650	10,501,183
Quidel Corp.[1]	212,901	2,701,714
Sirona Dental Systems, Inc.[1]	67,210	2,341,596
Steris Corp.	147,840	4,594,867
Symmetry Medical, Inc.[1]	180,020	1,897,411
Thoratec Corp.[1]	337,420	14,417,957
Utah Medical Products, Inc.	34,730	866,166
Volcano Corp.[1]	591,760	12,912,203
Young Innovations, Inc.	37,930	1,067,730

		133,035,096

Health Care Providers & Services—5.0%
Allied Healthcare International, Inc.[1]	339,799	788,334
Almost Family, Inc.[1]	50,100	1,749,993
Amedisys, Inc.[1]	120,245	5,287,173
America Service Group, Inc.	148,170	2,548,524
AMERIGROUP Corp.[1]	84,750	2,752,680
AMN Healthcare Services, Inc.[1]	205,468	1,536,901
AmSurg Corp.[1]	307,965	5,487,936
Centene Corp.[1]	308,828	6,639,802
Chemed Corp.	71,600	3,912,224
Community Health Systems, Inc.[1]	40,689	1,375,695
Continucare Corp.[1]	325,070	1,088,985
CorVel Corp.[1]	24,150	816,029
Emergency Medical Services LP, Cl. A1	115,980	5,686,499
Ensign Group, Inc. (The)	61,505	1,016,063
Gentiva Health Services, Inc.[1]	216,491	5,847,422
Hanger Orthopedic Group, Inc.[1]	54,200	973,432
Health Management Associates, Inc., Cl. A1	4,102,873	31,879,323
HEALTHSOUTH Corp.[1]	127,098	2,378,004
Healthspring, Inc.[1]	303,093	4,700,972
Healthways, Inc.[1]	154,495	1,841,580
HMS Holdings Corp.[1]	337,030	18,273,767
Kindred Healthcare, Inc.[1]	104,257	1,338,660
LHC Group, Inc.[1]	202,640	5,623,260
LifePoint Hospitals, Inc.[1]	105,002	3,297,063
Lincare Holdings, Inc.[1]	278,922	9,067,754
Magellan Health Services, Inc.[1]	176,511	6,410,880
MEDNAX, Inc.[1]	55,160	3,067,448
Metropolitan Health Networks, Inc.[1]	463,030	1,727,102
Molina Healthcare, Inc.[1]	239,269	6,890,947
Nighthawk Radiology Holdings, Inc.[1]	349,590	905,438
NovaMed, Inc.[1]	75,796	629,107
PharMerica Corp.[1]	258,637	3,791,618
Providence Service Corp.[1]	53,000	742,000
PSS World Medical, Inc.[1]	7,320	154,818
24 | OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value

Health Care Providers & Services Continued
Res-Care, Inc.[1]	173,300	$1,674,078
Sun Healthcare Group, Inc.[1]	495,562	4,004,141
Triple-S Management Corp., Cl. B1	213,784	3,965,693
U.S. Physical Therapy, Inc.[1]	137,679	2,324,022
Universal American Corp.[1]	190,000	2,736,000
Universal Health Services, Inc., Cl. B	51,554	1,966,785
VCA Antech, Inc.[1]	82,119	2,033,266

		168,931,418

Health Care Technology—1.6%
Eclipsys Corp.[1]	793,600	14,157,824
MedAssets, Inc.[1]	568,760	13,126,981
SXC Health Solutions Corp.[1]	363,911	26,656,481

		53,941,286

Life Sciences Tools & Services—0.5%
Bruker Corp.[1]	352,920	4,291,507
Cambrex Corp.[1]	366,150	1,153,373
eResearch Technology, Inc.[1]	450,436	3,549,436
Harvard Bioscience, Inc.[1]	265,070	943,649
ICON plc, Sponsored ADR[1]	170,790	4,934,123
Kendle International, Inc.[1]	50,950	586,944
MDS, Inc.[1]	190,500	1,605,915

		17,064,947

Pharmaceuticals—2.4%
Biovail Corp.	267,070	5,138,427
Cardiome Pharma Corp.[1]	239,700	1,953,555
Endo Pharmaceuticals Holdings, Inc.[1]	178,066	3,885,400
Hi-Tech Pharmacal Co., Inc.[1]	86,150	1,973,697
Impax Laboratories, Inc.[1]	91,500	1,743,990
King Pharmaceuticals, Inc.[1]	393,201	2,984,396
Medicis Pharmaceutical Corp., Cl. A	127,506	2,789,831
Par Pharmaceutical Cos., Inc.[1]	163,820	4,252,767
Perrigo Co.	220,480	13,023,754
Questcor Pharmaceuticals, Inc.[1]	852,550	8,704,536
Salix Pharmaceuticals Ltd.[1]	586,690	22,898,511
Valeant Pharmaceuticals International, Inc.[1]	120,670	6,309,834
ViroPharma, Inc.[1]	243,100	2,725,151

		78,383,849

Industrials—15.1%
Aerospace & Defense—1.8%
AAR Corp.[1]	79,800	1,335,852
BE Aerospace, Inc.[1]	1,446,397	36,781,876
Ceradyne, Inc.[1]	276,815	5,915,537
Cubic Corp.	138,780	5,048,816
Gencorp, Inc.[1]	518,730	2,272,037
Teledyne Technologies, Inc.[1]	13,000	501,540
Triumph Group, Inc.	137,950	9,191,609

		61,047,267

Air Freight & Logistics—0.9%
Atlas Air Worldwide Holdings, Inc.[1]	72,060	3,422,850
Hub Group, Inc., Cl. A1	845,350	25,368,954

		28,791,804

Airlines—0.3%
Alaska Air Group, Inc.[1]	48,500	2,180,075
Allegiant Travel Co.	100,582	4,293,846
Hawaiian Holdings, Inc.[1]	642,397	3,321,192
Pinnacle Airlines Corp.[1]	139,070	756,541
UAL Corp.[1]	31,300	643,528

		11,195,182
25 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Building Products—0.4%
Aaon, Inc.	133,002	$3,100,277
Ameron International Corp.	39,176	2,363,488
Apogee Enterprises, Inc.	246,308	2,667,516
Gibraltar Industries, Inc.[1]	138,670	1,400,567
Quanex Building Products Corp.	9,100	157,339
Smith (A.O.) Corp.	92,280	4,446,973

		14,136,160

Commercial Services & Supplies—1.6%
American Reprographics Co.[1]	408,492	3,566,135
ATC Technology Corp.[1]	256,057	4,127,639
Consolidated Graphics, Inc.[1]	87,432	3,780,560
Courier Corp.	15,948	194,725
Deluxe Corp.	424,092	7,951,725
Ennis, Inc.	172,010	2,581,870
G&K Services, Inc., Cl. A	122,572	2,531,112
M&F Worldwide Corp.[1]	90,768	2,459,813
R.R. Donnelley & Sons Co.	278,673	4,561,877
United Stationers, Inc.[1]	32,600	1,775,722
Waste Connections, Inc.[1]	565,220	19,720,526

		53,251,704

Construction & Engineering—1.3%
Baker (Michael) Corp.[1]	106,659	3,722,399
Chicago Bridge & Iron Co. NV1	169,600	3,190,176
Comfort Systems USA, Inc.	393,820	3,804,301
Dycom Industries, Inc.[1]	538,152	4,601,200
EMCOR Group, Inc.[1]	250,090	5,794,585
Great Lakes Dredge & Dock Co.	139,200	835,200
Layne Christensen Co.[1]	30,900	749,943
Sterling Construction Co., Inc.[1]	113,740	1,471,796
Tutor Perini Corp.[1]	1,084,400	17,870,912

		42,040,512

Electrical Equipment—2.2%
AZZ, Inc.	143,389	5,272,414
China Sunergy Co. Ltd., ADR[1]	775,714	2,777,056
EnerSys, Inc.[1]	271,539	5,802,788
Franklin Electric Co., Inc.	29,000	835,780
Fushi Copperweld, Inc.[1]	163,904	1,340,735
Generac Holdings, Inc.[1]	729,190	10,215,952
General Cable Corp.[1]	85,300	2,273,245
GT Solar International, Inc.[1]	806,216	4,514,810
Harbin Electric, Inc.[1]	131,270	2,185,646
Hubbell, Inc., Cl. B	134,817	5,350,887
JA Solar Holdings Co. Ltd., ADS[1]	369,700	1,719,105
Jinpan International Ltd.	277,791	4,211,312
Powell Industries, Inc.[1]	187,309	5,121,028
Regal-Beloit Corp.	256,460	14,305,339
Thomas & Betts Corp.[1]	185,089	6,422,588
Woodward Governor Co.	18,400	469,752

		72,818,437

Industrial Conglomerates—0.4%
Carlisle Cos., Inc.	203,150	7,339,810
Seaboard Corp.	1,156	1,745,560
Standex International Corp.	32,100	813,735
Tredegar Corp.	319,770	5,218,646

		15,117,751

Machinery—3.0%
Alamo Group, Inc.	36,500	792,050
Altra Holdings, Inc.[1]	143,506	1,868,448
American Railcar Industries, Inc.[1]	91,080	1,100,246
China Yuchai International Ltd.	101,900	1,570,279
26 | OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value

Machinery Continued
Colfax Corp.[1]	461,710	$4,806,401
Crane Co.	16,000	483,360
Duoyuan Printing, Inc.[1]	100,100	772,772
EnPro Industries, Inc.[1]	483,471	13,609,709
Freightcar America, Inc.	303,140	6,857,027
Gardner Denver, Inc.	476,489	21,246,645
Harsco Corp.	49,170	1,155,495
Lincoln Electric Holdings, Inc.	22,322	1,138,199
Lindsay Manufacturing Co.	24,400	773,236
NACCO Industries, Inc., Cl. A	11,217	995,621
Oshkosh Corp.[1]	127,780	3,981,625
Terex Corp.[1]	409,800	7,679,652
Timken Co.	155,930	4,052,621
Toro Co. (The)	150,497	7,392,413
Valmont Industries, Inc.	37,000	2,688,420
Wabtec Corp.	412,550	16,456,620
Watts Water Technologies, Inc., Cl. A	91,380	2,618,951

		102,039,790

Marine—0.4%
Diana Shipping, Inc.[1]	234,940	2,645,424
Excel Maritime Carriers Ltd.[1]	434,100	2,222,592
Kirby Corp.[1]	69,200	2,646,900
Paragon Shipping, Inc., Cl. A	406,400	1,454,912
Safe Bulkers, Inc.	488,240	3,432,327

		12,402,155

Professional Services—0.7%
Dolan Co. (The)[1]	84,200	936,304
GP Strategies Corp.[1]	130,915	950,443
Korn-Ferry International[1]	262,410	3,647,499
Resources Connection, Inc.[1]	586,667	7,978,671
School Specialty, Inc.[1]	370,910	6,702,344
TrueBlue, Inc.[1]	380,710	4,260,145

		24,475,406

Road & Rail—1.6%
Avis Budget Group, Inc.[1]	655,944	6,441,370
Dollar Thrifty Automotive Group, Inc.[1]	94,937	4,045,266
Genesee & Wyoming, Inc., Cl. A1	265,200	9,894,612
Old Dominion Freight Line, Inc.[1]	960,140	33,739,320

		54,120,568

Trading Companies & Distributors—0.5%
Aircastle Ltd.	203,060	1,594,021
Applied Industrial Technologies, Inc.	69,600	1,762,272
DXP Enterprises, Inc.[1]	75,444	1,180,699
Fly Leasing Ltd., ADR	80,800	832,240
Interline Brands, Inc.[1]	114,226	1,974,968
TAL International Group, Inc.	198,400	4,458,048
WESCO International, Inc.[1]	107,253	3,611,209

		15,413,457

Information Technology—18.5%
Communications Equipment—2.9%
ADC Telecommunications, Inc.[1]	237,800	1,762,098
Arris Group, Inc.[1]	2,199,570	22,413,618
Black Box Corp.	132,272	3,689,066
Blue Coat Systems, Inc.[1]	1,636,826	33,440,355
CommScope, Inc.[1]	26,400	627,528
Comtech Telecommunications Corp.[1]	702,140	21,015,050
InterDigital, Inc.[1]	123,500	3,049,215
Ituran Location & Control Ltd.	74,097	1,110,714
27 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Communications Equipment Continued
Oplink Communications, Inc.[1]	82,316	$1,179,588
Plantronics, Inc.	206,345	5,901,467
Sierra Wireless, Inc.[1]	381,530	2,537,175

		96,725,874

Computers & Peripherals—0.9%
China Digital TV Holding Co. Ltd., ADR[1]	162,450	886,977
Diebold, Inc.	30,850	840,663
QLogic Corp.[1]	332,850	5,531,967
Quantum Corp.[1]	305,050	573,494
Rimage Corp.[1]	57,650	912,600
Synaptics, Inc.[1]	795,420	21,874,050

		30,619,751

Electronic Equipment & Instruments—1.4%
Anixter International, Inc.[1]	86,520	3,685,752
AVX Corp.	254,600	3,263,972
Bell Microproducts, Inc.[1]	35,000	244,300
Benchmark Electronics, Inc.[1]	185,410	2,938,749
Brightpoint, Inc.[1]	358,300	2,508,100
Celestica, Inc.[1]	227,750	1,835,665
Checkpoint Systems, Inc.[1]	84,700	1,470,392
CTS Corp.	83,200	768,768
Insight Enterprises, Inc.[1]	383,622	5,048,466
Multi-Fineline Electronix, Inc.[1]	224,278	5,597,979
Sanmina-SCI Corp.[1]	56,400	767,604
Smart Modular Technologies, Inc.[1]	141,600	828,360
Spectrum Control, Inc.[1]	121,800	1,702,764
Tech Data Corp.[1]	193,752	6,901,446
TTM Technologies, Inc.[1]	429,426	4,079,547
Vishay Intertechnology, Inc.[1]	420,500	3,254,670

		44,896,534

Internet Software & Services—1.8%
Ancestry.com, Inc.[1]	212,251	3,739,863
AOL, Inc.[1]	41,200	856,548
EarthLink, Inc.	755,623	6,014,759
GigaMedia Ltd.[1]	362,800	863,464
j2 Global Communications, Inc.[1]	985,263	21,518,144
Perficient, Inc.[1]	115,000	1,024,650
Saba Software, Inc.[1]	246,450	1,269,218
Sohu.com, Inc.[1]	63,020	2,589,492
United Online, Inc.	566,708	3,264,238
ValueClick, Inc.[1]	595,321	6,363,981
VistaPrint NV1	291,522	13,844,380
Web.com Group, Inc.[1]	78,610	282,210

		61,630,947

IT Services—3.3%
Acxiom Corp.[1]	384,778	5,652,389
Broadridge Financial Solutions, Inc.	360,326	6,864,210
CACI International, Inc., Cl. A1	434,704	18,466,226
Cass Information Systems, Inc.	10,960	375,380
Convergys Corp.[1]	335,206	3,288,371
CSG Systems International, Inc.[1]	332,228	6,089,739
DST Systems, Inc.	146,573	5,297,148
Euronet Worldwide, Inc.[1]	13,100	167,549
Forrester Research, Inc.[1]	76,510	2,315,193
Gartner, Inc.[1]	54,663	1,270,915
Global Cash Access, Inc.[1]	556,528	4,012,567
iGate Corp.	153,914	1,973,177
ManTech International Corp.[1]	11,700	498,069
Maximus, Inc.	61,300	3,547,431
Ness Technologies, Inc.[1]	349,810	1,507,681
NeuStar, Inc., Cl. A1	1,063,506	21,929,494
Patni Computer Systems Ltd., ADR	222,330	5,075,794
28 | OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value

IT Services Continued
Satyam Computer Services Ltd., ADR[1]	759,380	$3,903,213
Syntel, Inc.	72,653	2,466,569
TeleTech Holdings, Inc.[1]	447,589	5,769,422
TNS, Inc.[1]	123,030	2,145,643
Unisys Corp.[1]	110,510	2,043,330
VeriFone Systems, Inc.[1]	97,900	1,853,247
Virtusa Corp.[1]	356,351	3,324,755

		109,837,512

Office Electronics—0.0%
Zebra Technologies Corp., Cl. A1	19,500	494,715
Semiconductors & Semiconductor Equipment—3.7%
Amkor Technology, Inc.[1]	414,770	2,285,383
Atheros Communications, Inc.[1]	772,740	21,281,260
Cabot Microelectronics Corp.[1]	76,700	2,653,053
Fairchild Semiconductor International, Inc., Cl. A1	265,300	2,231,173
Himax Technologies, Inc., ADR[1]	853,168	2,482,719
Integrated Silicon Solution, Inc.[1]	262,033	1,975,729
Intersil Corp., Cl. A	53,400	646,674
Lattice Semiconductor Corp.[1]	532,000	2,308,880
Micrel, Inc.	343,168	3,493,450
Microsemi Corp.[1]	79,200	1,158,696
Netlogic Microsystems, Inc.[1]	749,380	20,383,136
PMC-Sierra, Inc.[1]	43,700	328,624
RF Micro Devices, Inc.[1]	180,200	704,582
Semtech Corp.[1]	1,160,691	19,000,512
Sigma Designs, Inc.[1]	235,582	2,358,176
Silicon Motion Technology Corp., ADR[1]	157,670	815,154
Skyworks Solutions, Inc.[1]	1,061,160	17,816,876
Teradyne, Inc.[1]	157,800	1,538,550
Tessera Technologies, Inc.[1]	163,351	2,621,784
Varian Semiconductor Equipment Associates, Inc.[1]	628,919	18,024,819

		124,109,230

Software—4.5%
Actuate Corp.[1]	528,490	2,351,781
Blackboard, Inc.[1]	554,840	20,712,177
Changyou.com Ltd., ADR[1]	29,588	765,146
Compuware Corp.[1]	736,661	5,878,555
Concur Technologies, Inc.[1]	284,690	12,150,569
Double-Take Software, Inc.[1]	133,340	1,398,737
FactSet Research Systems, Inc.	346,039	23,181,153
Fair Isaac Corp.	354,596	7,726,647
Giant Interactive Group, Inc., ADR	316,860	2,179,997
Henry (Jack) & Associates, Inc.	125,027	2,985,645
JDA Software Group, Inc.[1]	53,350	1,172,633
Manhattan Associates, Inc.[1]	263,002	7,245,705
MICROS Systems, Inc.[1]	56,510	1,800,974
MicroStrategy, Inc., Cl. A1	89,993	6,757,574
Monotype Imaging Holdings, Inc.[1]	122,200	1,101,022
Net 1 UEPS Technologies, Inc.[1]	423,160	5,674,576
NetScout Systems, Inc.[1]	52,950	752,949
Perfect World Co. Ltd.[1]	124,790	2,746,628
Pervasive Software, Inc.[1]	178,600	885,856
Quest Software, Inc.[1]	344,000	6,205,760
TIBCO Software, Inc.[1]	2,862,870	34,526,212
Websense, Inc.[1]	180,550	3,412,395

		151,612,691
29 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Materials—4.8%
Chemicals—1.9%
Ashland, Inc.	122,490	$5,685,986
Cytec Industries, Inc.	356,801	14,268,472
Hawkins, Inc.	122,250	2,943,780
Innophos Holdings, Inc.	329,116	8,583,345
Innospec, Inc.[1]	68,360	641,217
KMG Chemicals, Inc.	78,220	1,123,239
Koppers Holdings, Inc.	19,864	446,543
Minerals Technologies, Inc.	113,533	5,397,359
NewMarket Corp.	42,850	3,741,662
OM Group, Inc.[1]	108,800	2,595,968
Omnova Solutions, Inc.[1]	298,300	2,329,723
PolyOne Corp.[1]	458,230	3,858,297
Schulman (A.), Inc.	249,143	4,723,751
Stepan Co.	37,980	2,598,971
W.R. Grace & Co.[1]	169,690	3,570,278

		62,508,591

Construction Materials—0.6%
Eagle Materials, Inc.	753,810	19,546,293
Containers & Packaging—1.0%
Boise, Inc.[1]	400,780	2,200,282
Myers Industries, Inc.	250,207	2,024,175
Packaging Corp. of America	1,105,390	24,340,688
Rock-Tenn Co., Cl. A	120,118	5,966,261

		34,531,406

Metals & Mining—0.9%
Century Aluminum Co.[1]	400,700	3,538,181
Compass Minerals International, Inc.	322,820	22,687,790
Mesabi Trust	66,420	1,155,044
Redcorp Ventures Ltd., Legend Shares[1,2]	4,502,900	21,149
Worthington Industries, Inc.	127,400	1,638,364

		29,040,528

Paper & Forest Products—0.4%
Buckeye Technologies, Inc.[1]	389,920	3,879,704
Clearwater Paper Corp.[1]	65,959	3,611,915
Domtar Corp.	33,330	1,638,170
Glatfelter	265,800	2,883,930
KapStone Paper & Packing Corp.[1]	248,910	2,772,857

		14,786,576

Telecommunication Services—0.4%
Diversified Telecommunication Services—0.2%
Cincinnati Bell, Inc.[1]	2,044,660	6,154,427
Hickory Tech Corp.	115,050	776,588
Nortel Inversora SA, Sponsored ADR[1]	65,950	1,255,029

		8,186,044

Wireless Telecommunication Services—0.2%
NTELOS Holdings Corp.	149,771	2,576,061
USA Mobility, Inc.	373,636	4,827,377

		7,403,438

Utilities—2.6%
Electric Utilities—0.8%
Companhia Paranaense de Energia-Copel, Sponsored ADR	366,240	7,562,856
El Paso Electric Co.[1]	210,670	4,076,465
Empresa Distribuidora y Comercializadora Norte SA, ADR[1]	133,110	849,242
UniSource Energy Corp.	24,100	727,338
Westar Energy, Inc.	580,910	12,553,465

		25,769,366

Energy Traders—0.2%
Calpine Corp.[1]	40,600	516,432
Mirant Corp.[1]	403,610	4,262,122

		4,778,554
30 | OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value

Gas Utilities—0.7%
AGL Resources, Inc.	111,920	$4,008,974
Atmos Energy Corp.	202,130	5,465,595
Laclede Group, Inc. (The)	82,500	2,733,225
Nicor, Inc.	94,780	3,838,590
Southwest Gas Corp.	220,286	6,498,437
WGL Holdings, Inc.	47,300	1,609,619

		24,154,440

Multi-Utilities—0.5%
Avista Corp.	84,401	1,648,352
Integrys Energy Group, Inc.	58,350	2,552,229
NorthWestern Corp.	494,912	12,966,694

		17,167,275

Water Utilities—0.4%
Aqua America, Inc.	824,140	14,570,795

Total Common Stocks (Cost $2,962,526,172)		3,295,215,419

Investment Companies—2.1%
Apollo Investment Corp.	394,260	3,678,446
Ares Capital Corp.	1,828,567	22,911,945
BlackRock Kelso Capital Corp.	440,060	4,343,392
Gladstone Capital Corp.	298,991	3,232,093
Hercules Technology Growth Capital, Inc.	262,337	2,416,124
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[3,4]	44,957	44,957
MCG Capital Corp.	475,817	2,298,196
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[3,5]	27,877,299	27,877,299
PennantPark Investment Corp.	304,207	2,905,177
TICC Capital Corp.	233,770	1,963,637

Total Investment Companies (Cost $69,913,471)		71,671,266

Total Investments, at Value (Cost $3,032,439,643)	100.3%	3,366,886,685

Liabilities in Excess of Other Assets	(0.3)	(10,251,095)

Net Assets	100.0%	$3,356,635,590

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $21,149 less than 0.005% of the Fund’s net assets as of June 30, 2010.

3.	Rate shown is the 7-day yield as of June 30, 2010.

4.	Interest rate is less than 0.0005%.

5.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	June 30, 2009	Additions	Reductions	June 30, 2010

OFI Liquid Assets Fund, LLC	166,725	41,456	208,181	—
Oppenheimer Institutional Money Market Fund, Cl. E	111,309,371	1,100,047,671	1,183,479,743	27,877,299
31 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$18,012	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	27,877,299	73,846

	$27,877,299	$91,858

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$492,299,981	$—	$—	$492,299,981
Consumer Staples	90,625,929	—	—	90,625,929
Energy	144,261,284	1,530,246	—	145,791,530
Financials	681,570,914	—	—	681,570,914
Health Care	495,706,171	—	141	495,706,312
Industrials	506,850,193	—	—	506,850,193
Information Technology	619,927,254	—	—	619,927,254
Materials	160,392,245	—	21,149	160,413,394
Telecommunication Services	15,589,482	—	—	15,589,482
Utilities	86,440,430	—	—	86,440,430
Investment Companies	71,671,266	—	—	71,671,266

Total Assets	$3,365,335,149	$1,530,246	$21,290	$3,366,886,685

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,004,562,344)	$3,339,009,386
Affiliated companies (cost $27,877,299)	27,877,299

3,366,886,685
Cash	180,000
Receivables and other assets:
Investments sold	11,030,216
Dividends	3,116,975
Other	81,305

Total assets	3,381,295,181

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	13,452,274
Investments purchased	8,333,789
Distribution and service plan fees	1,754,113
Transfer and shareholder servicing agent fees	645,750
Shareholder communications	345,542
Trustees’ compensation	48,215
Other	79,908

Total liabilities	24,659,591

Net Assets	$3,356,635,590

Composition of Net Assets
Par value of shares of beneficial interest	$206,216
Additional paid-in capital	4,588,354,959
Accumulated net investment income	5,150,925
Accumulated net realized loss on investments and foreign currency transactions	(1,571,523,553)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	334,447,043

Net Assets	$3,356,635,590

33 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,849,907,105 and 113,277,134 shares of beneficial interest outstanding)	$16.33
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$17.33
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $106,797,165 and 7,232,963 shares of beneficial interest outstanding)	$14.77
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $329,179,860 and 22,169,931 shares of beneficial interest outstanding)	$14.85
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $242,127,351 and 15,267,962 shares of beneficial interest outstanding)	$15.86
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $828,624,109 and 48,267,825 shares of beneficial interest outstanding)	$17.17
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $130,414)	$50,094,825
Affiliated companies	73,846
Income from investment of securities lending cash collateral, net—affiliated companies	18,012
Other income	54,657

Total investment income	50,241,340

Expenses
Management fees	22,604,896
Distribution and service plan fees:
Class A	4,931,561
Class B	1,294,243
Class C	3,505,574
Class N	1,220,936
Transfer and shareholder servicing agent fees:
Class A	8,079,491
Class B	850,858
Class C	1,409,001
Class N	1,323,371
Class Y	1,791,133
Shareholder communications:
Class A	433,988
Class B	80,526
Class C	104,815
Class N	26,081
Class Y	32,624
Trustees’ compensation	127,596
Custodian fees and expenses	25,344
Other	188,892

Total expenses	48,030,930
Less waivers and reimbursements of expenses	(2,183,768)

Net expenses	45,847,162

Net Investment Income	4,394,178
35 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$27,826,236
Foreign currency transactions	(622,498)

Net realized gain	27,203,738
Net change in unrealized appreciation/depreciation on:
Investments	603,052,623
Translation of assets and liabilities denominated in foreign currencies	1,298,861

Net change in unrealized appreciation/depreciation	604,351,484

Net Increase in Net Assets Resulting from Operations	$635,949,400

See accompanying Notes to Financial Statements.
36 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended June 30,	2010	2009

Operations
Net investment income	$4,394,178	$21,228,124
Net realized gain (loss)	27,203,738	(1,176,285,498)
Net change in unrealized appreciation/depreciation	604,351,484	(274,076,691)

Net increase (decrease) in net assets resulting from operations	635,949,400	(1,429,134,065)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(4,173,576)	—
Class B	—	—
Class C	—	—
Class N	(150,411)	—
Class Y	(4,581,567)	(2,104,629)

	(8,905,554)	(2,104,629)
Distributions from net realized gain:
Class A	—	(4,611,189)
Class B	—	(363,922)
Class C	—	(784,203)
Class N	—	(461,487)
Class Y	—	(1,972,303)

	—	(8,193,104)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(293,350,808)	(596,719,102)
Class B	(49,900,518)	(66,015,111)
Class C	(38,534,753)	(69,016,845)
Class N	(2,250,157)	(2,643,071)
Class Y	(217,282,695)	137,113,629

	(601,318,931)	(597,280,500)

Net Assets
Total increase (decrease)	$25,724,915	$(2,036,712,298)
Beginning of period	3,330,910,675	5,367,622,973

End of period (including accumulated net investment income of $5,150,925 and $10,948,215, respectively)	$3,356,635,590	$3,330,910,675

See accompanying Notes to Financial Statements.
37 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended June 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$13.70	$17.87	$24.25	$22.27	$20.17

Income (loss) from investment operations:
Net investment income (loss)[1]	.02	.08	(.04)	.08	(.02)
Net realized and unrealized gain (loss)	2.64	(4.22)	(4.28)	3.45	3.59

Total from investment operations	2.66	(4.14)	(4.32)	3.53	3.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	—	(.05)	—	—
Distributions from net realized gain	—	(.03)	(2.00)	(1.55)	(1.47)
Tax return of capital distribution	—	—	(.01)	—	—

Total dividends and/or distributions to shareholders	(.03)	(.03)	(2.06)	(1.55)	(1.47)

Net asset value, end of period	$16.33	$13.70	$17.87	$24.25	$22.27

Total Return, at Net Asset Value[2]	19.45%	(23.14)%	(18.66)%	16.48%	18.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,849,907	$1,804,702	$3,304,735	$3,766,574	$2,584,254

Average net assets (in thousands)	$1,988,573	$2,231,028	$3,576,817	$3,086,495	$2,040,757

Ratios to average net assets:[3]
Net investment income (loss)	0.13%	0.58%	(0.17)%	0.35%	(0.07)%
Total expenses	1.31%[4]	1.38%[4]	1.19%[4]	1.12%[4]	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.22%	1.19%	1.12%	1.15%

Portfolio turnover rate	101%	95%	134%	114%	102%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2010	1.31%
Year Ended June 30, 2009	1.38%
Year Ended June 30, 2008	1.19%
Year Ended June 30, 2007	1.12%
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER MAIN STREET SMALL CAP FUND

Class B Year Ended June 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$12.46	$16.39	$22.53	$20.94	$19.19

Income (loss) from investment operations:
Net investment loss[1]	(.10)	(.03)	(.17)	(.10)	(.18)
Net realized and unrealized gain (loss)	2.41	(3.87)	(3.96)	3.24	3.40

Total from investment operations	2.31	(3.90)	(4.13)	3.14	3.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	(.03)	(2.00)	(1.55)	(1.47)
Tax return of capital distribution	—	—	(.01)	—	—

Total dividends and/or distributions to shareholders	—	(.03)	(2.01)	(1.55)	(1.47)

Net asset value, end of period	$14.77	$12.46	$16.39	$22.53	$20.94

Total Return, at Net Asset Value[2]	18.54%	(23.77)%	(19.25)%	15.63%	17.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,797	$132,615	$261,085	$473,768	$501,742

Average net assets (in thousands)	$129,492	$160,939	$357,794	$479,042	$512,657

Ratios to average net assets:[3]
Net investment loss	(0.65)%	(0.21)%	(0.89)%	(0.46)%	(0.85)%
Total expenses	2.35%[4]	2.22%[4]	1.92%[4]	1.89%[4]	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	2.02%	1.92%	1.89%	1.92%

Portfolio turnover rate	101%	95%	134%	114%	102%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2010	2.35%
Year Ended June 30, 2009	2.22%
Year Ended June 30, 2008	1.92%
Year Ended June 30, 2007	1.89%
See accompanying Notes to Financial Statements.
39 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended June 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$12.53	$16.47	$22.62	$21.01	$19.24

Income (loss) from investment operations:
Net investment loss[1]	(.09)	(.02)	(.16)	(.08)	(.16)
Net realized and unrealized gain (loss)	2.41	(3.89)	(3.98)	3.24	3.40

Total from investment operations	2.32	(3.91)	(4.14)	3.16	3.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	(.03)	(2.00)	(1.55)	(1.47)
Tax return of capital distribution	—	—	(.01)	—	—

Total dividends and/or distributions to shareholders	—	(.03)	(2.01)	(1.55)	(1.47)

Net asset value, end of period	$14.85	$12.53	$16.47	$22.62	$21.01

Total Return, at Net Asset Value[2]	18.52%	(23.72)%	(19.21)%	15.68%	17.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$329,180	$310,094	$505,404	$710,808	$600,331

Average net assets (in thousands)	$350,612	$342,312	$602,381	$645,637	$543,420

Ratios to average net assets:[3]
Net investment loss	(0.63)%	(0.18)%	(0.86)%	(0.39)%	(0.79)%
Total expenses	2.06%[4]	2.08%[4]	1.88%[4]	1.84%[4]	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.01%	1.98%	1.88%	1.84%	1.87%

Portfolio turnover rate	101%	95%	134%	114%	102%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2010	2.06%
Year Ended June 30, 2009	2.08%
Year Ended June 30, 2008	1.88%
Year Ended June 30, 2007	1.84%
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER MAIN STREET SMALL CAP FUND

Class N Year Ended June 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$13.32	$17.42	$23.70	$21.87	$19.90

Income (loss) from investment operations:
Net investment income (loss)[1]	(.02)	.04	(.09)	.01	(.09)
Net realized and unrealized gain (loss)	2.57	(4.11)	(4.18)	3.37	3.53

Total from investment operations	2.55	(4.07)	(4.27)	3.38	3.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	—	—	—	—
Distributions from net realized gain	—	(.03)	(2.00)	(1.55)	(1.47)
Tax return of capital distribution	—	—	(.01)	—	—

Total dividends and/or distributions to shareholders	(.01)	(.03)	(2.01)	(1.55)	(1.47)

Net asset value, end of period	$15.86	$13.32	$17.42	$23.70	$21.87

Total Return, at Net Asset Value[2]	19.15%	(23.34)%	(18.87)%	16.08%	17.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242,128	$205,574	$275,975	$300,360	$192,089

Average net assets (in thousands)	$244,540	$210,488	$289,699	$245,298	$162,869

Ratios to average net assets:[3]
Net investment income (loss)	(0.11)%	0.31%	(0.47)%	0.02%	(0.40)%
Total expenses	1.68%[4]	1.79%[4]	1.55%[4]	1.45%[4]	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.49%	1.48%	1.45%	1.48%

Portfolio turnover rate	101%	95%	134%	114%	102%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2010	1.68%
Year Ended June 30, 2009	1.79%
Year Ended June 30, 2008	1.55%
Year Ended June 30, 2007	1.45%
See accompanying Notes to Financial Statements.
41 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended June 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$14.38	$18.75	$25.32	$23.09	$20.76

Income (loss) from investment operations:
Net investment income[1]	.10	.13	.05	.20	.10
Net realized and unrealized gain (loss)	2.77	(4.44)	(4.47)	3.58	3.70

Total from investment operations	2.87	(4.31)	(4.42)	3.78	3.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.03)	(.14)	—	—
Distributions from net realized gain	—	(.03)	(2.00)	(1.55)	(1.47)
Tax return of capital distribution	—	—	(.01)	—	—

Total dividends and/or distributions to shareholders	(.08)	(.06)	(2.15)	(1.55)	(1.47)

Net asset value, end of period	$17.17	$14.38	$18.75	$25.32	$23.09

Total Return, at Net Asset Value[2]	20.00%	(22.93)%	(18.28)%	17.00%	18.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$828,624	$877,926	$1,020,424	$803,692	$417,656

Average net assets (in thousands)	$914,353	$926,200	$746,300	$570,576	$314,236

Ratios to average net assets:[3]
Net investment income	0.55%	0.93%	0.25%	0.83%	0.42%
Total expenses	0.83%[4]	0.89%[4]	0.76%[4]	0.66%[4]	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.89%	0.76%	0.66%	0.66%

Portfolio turnover rate	101%	95%	134%	114%	102%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2010	0.83%
Year Ended June 30, 2009	0.89%
Year Ended June 30, 2008	0.76%
Year Ended June 30, 2007	0.66%
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Main Street Small Cap Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s
43 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered
44 | OPPENHEIMER MAIN STREET SMALL CAP FUND

open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
45 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$3,590,154	$—	$1,540,692,912	$305,226,511

1.	As of June 30, 2010, the Fund had $1,540,684,879 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of June 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$478,212,253
2018	1,062,472,626

Total	$1,540,684,879

2.	The Fund had $8,033 of post-October passive foreign investment company losses which were deferred.

3.	During the fiscal year ended June 30, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended June 30, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
46 | OPPENHEIMER MAIN STREET SMALL CAP FUND

Accordingly, the following amounts have been reclassified for June 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction to
	to Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss on
Paid-in Capital	Income	Investments

$328,085	$1,285,914	$957,829
The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 was as follows:

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Distributions paid from:
Ordinary income	$8,905,554	$2,104,629
Long-term capital gain	—	8,193,104

Total	$8,905,554	$10,297,733

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,061,660,175

Gross unrealized appreciation	$484,611,661
Gross unrealized depreciation	(179,385,150)

Net unrealized appreciation	$305,226,511

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ
47 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
48 | OPPENHEIMER MAIN STREET SMALL CAP FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended June 30, 2010		Year Ended June 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	22,016,798	$360,657,345	49,942,439	$681,206,394
Dividends and/or distributions reinvested	243,072	3,862,398	352,808	3,989,819
Redeemed	(40,695,583)	(657,870,551)	(103,469,796)	(1,281,915,315)

Net decrease	(18,435,713)	$(293,350,808)	(53,174,549)	$(596,719,102)

Class B
Sold	996,451	$14,964,156	1,529,960	$18,573,079
Dividends and/or distributions reinvested	—	—	33,510	346,071
Redeemed	(4,407,106)	(64,864,674)	(6,850,841)	(84,934,261)

Net decrease	(3,410,655)	$(49,900,518)	(5,287,371)	$(66,015,111)

Class C
Sold	3,371,098	$50,595,432	4,856,312	$59,002,496
Dividends and/or distributions reinvested	—	—	65,707	682,039
Redeemed	(5,958,300)	(89,130,185)	(10,852,643)	(128,701,380)

Net decrease	(2,587,202)	$(38,534,753)	(5,930,624)	$(69,016,845)

Class N
Sold	5,165,005	$82,628,374	6,580,416	$85,074,608
Dividends and/or distributions reinvested	8,798	136,021	38,068	419,125
Redeemed	(5,342,197)	(85,014,552)	(7,023,966)	(88,136,804)

Net decrease	(168,394)	$(2,250,157)	(405,482)	$(2,643,071)

Class Y
Sold	16,844,111	$291,601,798	41,571,371	$630,054,908
Dividends and/or distributions reinvested	253,450	4,225,006	315,754	3,744,848
Redeemed	(29,865,504)	(513,109,499)	(35,277,736)	(496,686,127)

Net increase (decrease)	(12,767,943)	$(217,282,695)	6,609,389	$137,113,629

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$3,562,101,595	$4,055,972,427
49 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5.0 billion	0.58
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended June 30, 2010, the Fund paid $11,307,476 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class,
50 | OPPENHEIMER MAIN STREET SMALL CAP FUND

the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2010 were as follows:

Class C	$10,404,736
Class N	5,495,082
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

June 30, 2010	$322,707	$2,713	$215,761	$25,281	$2,310
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended June 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$1,108,223
Class B	396,522
Class C	186,643
Class N	465,058
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $27,322 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Foreign Currency Exchange Contracts Continued
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
As of June 30, 2010, the Fund held no outstanding forward contracts.
6. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of June 30, 2010, the Fund had no securities on loan.
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7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Subsequent Event
On or about November 1, 2010, the Manager will begin implementing a new investment strategy that expands the Fund’s principal investments from mainly small capitalization companies to both small- and mid-capitalization companies. The Fund will invest in securities of companies whose market capitalizations range from the company with the smallest market capitalization to the largest company in the Russell 2500® Index. The Fund’s Board of Trustees has approved this change to the Fund’s investment strategy. The Board also approved a change in the Fund’s name to Oppenheimer Main Street Small- & Mid-Cap Fund to better reflect the new investment strategy.
     No action is required on the part of shareholders since no changes are being made to the Fund’s investment objective or its fundamental policies.
9. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor.
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NOTES TO FINANCIAL STATEMENTS Continued
9. Pending Litigation Continued
Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Main Street Small Cap Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund, including the statement of investments, as of June 30, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial statements and financial highlights of Oppenheimer Main Street Small Cap Fund for the years ended prior to July 1, 2008 were audited by other auditors whose report dated August 8, 2008 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small Cap Fund as of June 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
August 17, 2010
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended June 30, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended June 30, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $39,435,840 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
56 | OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 1999) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1999) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp.
58 | OPPENHEIMER MAIN STREET SMALL CAP FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Jon S. Fossel, Continued	(“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1999) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since June 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since June 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

F. William Marshall, Jr., Continued	Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 65 portfolios as a Trustee/Director and 96 portfolios as an Officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
60 | OPPENHEIMER MAIN STREET SMALL CAP FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Vardharaj, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President and Portfolio Manager (since 2009) Age: 43	Vice President of the Manager (since May 2009). Prior to joining the Manager, a portfolio manager with RS Investment Management Co. LLC (October 2006- May 2009); a managing director at The Guardian Life Insurance Company of America (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC; a team leader and co-portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President and Portfolio Manager (since 2009) Age: 39	Vice President of the Manager (since May 2009). Prior to joining the Manager, a sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006- May 2009); a quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
61 | OPPENHEIMER MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
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OPPENHEIMER MAIN STREET SMALL CAP FUND®

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
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PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain non-public personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
70 | OPPENHEIMER MAIN STREET SMALL CAP FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
71 | OPPENHEIMER MAIN STREET SMALL CAP FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $30,300 in fiscal 2010 and $30,300 in fiscal 2009.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $225,900 in fiscal 2010 and $271,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FIN 45, FAS 157 and capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,500 in fiscal 2010 and $4,600 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $234,400 in fiscal 2010 and $276,140 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Small Cap Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	08/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	08/09/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	08/09/2010